EXECUTION VERSION SECOND AMENDMENT TO POLY/DSS LICENSE AGREEMENT This Second Amendment (the “Second Amendment”), dated as of July 20, 2015, to the License Agreement, effective as of July 5, 2010 (as modified by that certain Amendment No. 1 to License Agreement, effective as of April 3, 2011, and as further modified by that certain Polysilicon Transfer Pricing Analysis and Report for the Calendar Year Ended December 31, 2013, the “Poly/DSS License Agreement”), is entered into by and between GTAT Corporation (f/k/a GT Solar Incorporated) (“Licensor”), a Delaware corporation, and GT Advanced Technologies Limited (f/k/a GT Solar Hong Kong, Limited) (“Licensee” and, together with Licensor, the “Parties”), a limited liability company organized and existing under the laws of Hong Kong. Capitalized terms used in this First Amendment but not otherwise defined herein shall have the meaning set forth in the Poly/DSS License Agreement. RECITALS WHEREAS, on October 6, 2014 (the “Petition Date”), Licensor, Licensee, GT Advanced Equipment Holding LLC (“GT SPE”), GT Advanced Technologies, Inc. (“GT Parent”), GT Equipment Holdings, Inc., Lindbergh Acquisition Corp., GT Sapphire Systems Holding LLC, GT Advanced Cz LLC and GT Sapphire Systems Group LLC (collectively, the “Debtors”) filed chapter 11 cases in the United States Bankruptcy Court for the District of New Hampshire (the “Bankruptcy Court”); WHEREAS, under the DSS/Poly License Agreement, Licensor granted Licensee, among other things, a nonexclusive right and license to make, have made, assemble, have assembled, use, sell, and/or import directional solidification systems and reactors for the production of polysilicon in all countries outside of the United States; WHEREAS, Licensor and Licensee are parties to: (a) that certain License Agreement, effective as of April 1, 2011, as modified by that certain Sapphire Transfer Pricing Analysis and Report for Fiscal Year Ended March 31, 2012, issued January 21, 2013 (the “ASF License Agreement”); (b) that certain Agreement for Sharing Development Costs, effective as of April 11, 2011 (the “Cost Sharing Agreement”); (c) that certain Management and Administrative Services Agreement, effective as of April 3, 2011 (the “2011 Services Agreement”); and (d) that certain Management and Administrative Services Agreement, effective as of July 5, 2010 (the “2010 Services Agreement” and, together with the ASF License Agreement, the Cost Sharing Agreement, the Poly/DSS License Agreement, and the 2011 Services Agreement, the “Prepetition Intercompany Agreements”); WHEREAS, following extensive good faith, arm’s-length negotiations among Licensor, GT SPE, Licensee, certain unaffiliated holders of notes issued by GT Parent, and other parties in interest, Licensor, GT SPE, and Licensee have agreed to enter into that certain Intercompany Settlement Agreement, dated as of July 20, 2015 (the “Intercompany Settlement Agreement”), which resolves numerous intercompany issues, including, without limitation, the sale of their advanced sapphire furnaces in the marketplace and the sharing of proceeds from such sales among them;

2 WHEREAS, Licensor and Licensee each desire to assume the Poly/DSS License Agreement, as amended by this First Amendment, subject to the terms and conditions in the Intercompany Settlement Agreement, including, without limitation, Licensee’s issuance of that certain Contingent Note, dated July 20, 2015 (the “Contingent Note”) (a copy of which is annexed to the Intercompany Settlement Agreement), to satisfy, among other things, the cure costs under the Poly/DSS License Agreement. WHEREAS, under the Intercompany Settlement Agreement, Licensee has agreed to issue to Licensor that certain Priority Note, dated July 20, 2015 (the “Priority Note”) (a copy of which is annexed to the Intercompany Settlement Agreement), to satisfy certain post-petition administrative expense claims by Licensor against Licensee; and WHEREAS, in connection with the Intercompany Settlement Agreement, Licensor, GT SPE, and Licensee have entered into that certain Intercompany Sales Agreement, dated July 20, 2015 (the “Intercompany Sales Agreement”) (a copy of which is annexed to the Intercompany Settlement Agreement) governing the sale of advanced sapphire furnaces by Licensor and GT SPE to Licensee. NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth, the Parties agree as follows: 1. AMENDMENTS TO POLY/DSS LICENSE AGREEMENT 1.1 Section 9.1 of the Poly/DSS License Agreement is hereby deleted in its entirety and inserted in place thereof shall be the new Section 9.1: The term of this Agreement will commence on the Effective Date and will continue until the later of (a) the Maturity Date (as defined in the Priority Note) of the Priority Note and (b) the date that the Contingent Note has been repaid in full (including all interest accrued thereupon), unless terminated pursuant to this Article IX; provided, that beginning on the date that is four years from Bankruptcy Court approval of the Intercompany Settlement Agreement, each of Licensor and Licensee may terminate this Agreement upon no less than three (3) months prior written notice to the other. 1.2 The following new Sections 9.2 (v), (vi), and (vii) shall be added at the end of Section 9.2 of the Poly/DSS License Agreement: (v) Licensee is in breach of its obligation to pay royalty under Article III of this Agreement and such failure to pay is not cured within 10 days after Licensor provided notice of such non-payment to Licensee. (vi) An Event of Default (as defined under the Priority Note or the Contingent Note, as applicable) has occurred under the Priority Note or the Contingent Note. (vii) Licensee is in material breach of any of its obligations under (a) the Intercompany Settlement Agreement, (b) the Intercompany Sales Agreement, (c) the ASF

3 License Agreement (as amended by that certain First Amendment to ASF License Agreement, dated as of July 20, 2015), (d) the Cost Sharing Agreement (as amended by that certain First Amendment to Cost Sharing Agreement, dated as of July 20, 2015), (e) the 2010 Services Agreement (as amended by that certain First Amendment to Management and Administrative Services Agreement (Effective as of July 5, 2015), dated as of July 20, 2015), or (f) the 2011 Services Agreement (as amended by that certain First Amendment to Management and Administrative Services Agreement (Effective as of April 3, 2011), dated as of July 20, 2015), and such breach is not cured within 10 days after Licensor provided notice of such breach to Licensee. 1.3 The issuance of the Priority Note and the Contingent Note, together with the $10 million cash payment under the Intercompany Settlement Agreement, resolves all of the Parties’ payment obligations under the Poly/DSS License Agreement through the end of the second quarter of 2015. 2. MISCELLANEOUS 2.1 Except as otherwise amended herein, the terms and conditions of the Poly/DSS License Agreement shall remain in full force and effect. 2.2 This First Amendment will be governed by and construed in accordance with the laws of the State of New Hampshire, USA, without regards to its conflict of law provisions. 2.3 This First Amendment may be executed in counterparts, and when all parties have executed a copy hereof, the executed copies taken together shall be deemed to be the full and complete agreement of the Parties. 2.4 The effectiveness of this First Amendment and the obligations of each of the Parties hereunder are conditioned upon entry of an order by the Bankruptcy Court approving the Intercompany Settlement Agreement. [remainder of page intentionally left blank]